Exhibit 99.1

Universal Hospital Services, Inc. 2nd Quarter 2009 Investor Presentation

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

Who We Are: Leading provider of medical equipment “Lifecycle Services” Customers: ~ 4,150 Hospitals, ~4,100 Alternate Sites, ~ 200 Manufacturers Equipment: > 535,000 pieces of medical equipment owned or managed Nationwide Footprint: 84 district offices; 6 Centers of Excellence No Direct Reimbursement from 3rd Party Payors such as Private Insurers, Medicare or Medicaid

What We Do: Capital / Operating Costs Caregiver productivity / satisfaction Patient safety / outcomes Focused on 3 Customer Solutions Do this by helping customers manage the “Lifecycle” of their equipment needs

Macro Business Approach Peak Needs Rental = 10% Owned Equipment = 90% Customer Equipment Needs Winter Spring Summer Fall Strong growth opportunities in Beds, Surfaces and Wound Therapy Services Remarketing Addresses Inefficient Equipment Utilization by Hospitals UHS is innovator Asset Management

Summary of Growth Opportunities: Dramatically Expanded Addressable Markets Asset Management Program Patient Handling Beds Stretchers Wheelchairs Wound Prevention & Therapy Negative Pressure Wound Therapy Pressure Area Management (i.e. Surfaces) Multi-Billion $ Market Potential Moveable Medical Equipment Ventilators IV Pumps Monitors Bariatrics

Financial Review

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Continued Growth in Customers Led to Another Solid Growth Year in 2008 Adjusted EBITDA (000’s) Outsourcing Customer Growth - 20,000 40,000 60,000 80,000 100,000 120,000 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0 100 200 300 400 500 600 700 800 2003 2004 2005 2006 2007 2008

Peak Needs Rental = 10% Owned Equipment = 90% Equipment Needs Weak Hospital Census will likely be dilutive to Rental Winter Spring Summer Fall Recession Outlook: Traditional Rental Should be Stable However, the Hospitals’ lack of access to capital likely pushes them to more Rental

Source: http//www.cdc.gov/flu/weekly/ However, Flu Activity Created Challenging Comparables in Q1-09 Lower Flu Rates led to a 7% Decline in Q1-09 Adj. EBITDA However, we remain on track for full year growth 2008 2009

H1N1 “Swine Flu” No material impact on UHS - - good or bad - - to date History tells us that no significant outbreak endures through the summer, but could have implications later in the year

$135 Bank Line (as of 3/31/09) Available Liquidity = $97 Used = $38 (Including LOCS and net of cash on hand) Liquidity Remains Robust $ millions Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver

Leverage Trend



Total Net Debt and Accrued Interest / LTM Adjusted EBITDA
6.0
5.0
4.0
3.0
2.0
1.0
Recap
Recap
Q1-00
Q3-00
Q1-01
Q3-01
Q1-02
Q3-02
Q1-03
Q3-03
Q1-04
Q3-04
Q1-05
Q3-05
Q1-06
Q3-06
Q1-07
Q3-07
Q1-08
Q3-08
Q1-09

Temporary increase in Leverage in Q1-09 due to modestly lower LTM EBITDA and timing around working capital

Expect to be below 5.0x by year end

Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations

13

Estimated Guidance ($ in Millions)

	2008	2009 E	Wild Cards
Adjusted EBITDA	$104	$106 - $110	- Hospital Admissions / Elective Surgeries / Flu - Unemployment / Self Insured / Customer Financial Health + Curtailed Hospital Capex + "Never Events" upgrades
Accrual CAPEX	$68	< $60	Hospital System Asset Management implementations Heavy spending for our new customers in 2008
Year-end Leverage	5.0x	< 5.0x	

Q1-09 Accrual Capex of ~ $7 is running well below our initial guidance noted above due to the weak flu season.

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities

14

UHS

Adjusted EBITDA (000’s) Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Expect Continued Growth in Adjusted EBITDA in 2009 $ millions $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E

Selected Reconciliations EBITDA Reconciliation: Q1 2008 & 2009 EBITDA Reconciliation: 1998 – LTM Q1 2009 Depreciation and Amortization Reconciliation Other Reconciliations Appendix

Selected Reconciliations $ in Millions 1st Quarter LTM Q1 2008 2009 2009 Gross Margin FAS 141 Impact Depreciation $ 3.6 $ 3.4 $ 14.6 Occupancy 0.1 - 0.1 Fixed Asset Disposals 0.5 0.5 1.8 Total Gross Margin FAS 141 Impact $ 4.2 $ 3.9 $ 16.5 SG&A per GAAP to Cash SG&A SG&A per GAAP $ 22.0 $ 22.0 $ 85.2 Stock Option Expense (0.6) (0.6) (2.5) Other - - (0.1) Historical Depreciation & Amortization (0.7) (0.7) (3.0) FAS 141 Depreciation & Amortization (4.3) (4.0) (16.1) Other FAS 141 Impact (0.1) (0.1) (0.3) Management, Board, & Strategic Fees (0.2) (0.3) (1.3) Cash SG&A $ 16.1 $ 16.3 $ 61.9 Intangible Asset Impairment Charge $ - $ - $ 4.0

Selected Reconciliations Gross Margin Pre-FAS 141 to Gross Margin $ in Millions 1st Quarter 2008 2009 Medical Equipment Outsourcing Gross Margin Pre-FAS 141 $ 28.1 $ 25.5 FAS 141 Outsourcing Depreciation 3.6 3.4 Other FAS 141 Items 0.3 0.2 Gross Margin per GAAP $ 24.2 $ 21.9 Technical & Professional Services Gross Margin Pre-FAS 141 $ 3.4 $ 3.0 Gross Margin per GAAP $ 3.4 $ 3.0 Medical Equipment Sales and Remarketing Gross Margin Pre-FAS 141 $ 1.1 $ 1.2 Other FAS 141 Items 0.3 0.3 Gross Margin per GAAP $ 0.8 $ 0.9 Total Gross Margin Pre-FAS 141 $ 32.6 $ 29.7 Total FAS 141 Depreciation 3.6 3.4 Total Other FAS 141 Items 0.6 0.5 Total Gross Margin per GAAP $ 28.4 $ 25.8

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below. EBITDA Reconciliations Q1 2008 & 2009 $ in Millions 1st Quarter 2008 2009 Net Cash provided by Operating Activities $ 18.9 $ 18.6 Changes in Operating Assets and Liabilities (1.3) (2.3) Other and Non-Cash Expenses 0.5 0.7 Income Tax Expense (2.0) (3.1) Interest Expense 11.6 11.7 EBITDA 27.7 25.6 Management, Board, & Strategic Fees 0.2 0.3 Other - - Stock Option Expense 0.6 0.6 FAS 141 Impact 0.7 0.6 Loss on Extinguishment of Debt - Transaction and Related Costs - Adjusted EBITDA $ 29.2 $ 27.1

EBITDA Reconciliation: 1998 – LTM Q1 2009

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	LTM Q1 2009
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 55.9
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	2.6
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.8
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(16.5)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	47.0
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	95.8
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	0.1
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	2.6
FAS 141 Impact	-	-								2.4	2.3	2.2
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$ 102.0
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$ 287.6
Total Debt & Accrued Interest, Less Cash *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$523.2	$ 533.0
Leverage (Total Net Debt & Accrued Interest Less Cash / LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	5.2

* As of End of Period

UHS

20

Depreciation & Amortization Reconciliations

$ in Millions	1st Quarter		LTM Q1
	2008	2009	2009
Historical Outsourcing Depreciation	$ 12.5	$ 13.6	$ 52.1
FAS 141 Outsourcing Depreciation	3.6	3.4	14.6
Total Outsourcing Depreciation	16.1	17.0	66.7
Historical Technical & Professional Services Depreciation	0.1	0.1	0.4
FAS 141 Technical & Professional Services Depreciation	-	-	-
Total Service Depreciation	0.1	0.1	0.4
Historical Sales and Remarketing Depreciation	0.1	-	0.2
FAS 141 Sales and Remarketing Depreciation	-	-	-
Total Sales and Remarketing Depreciation	0.1	-	0.2
Historical Gross Margin Depreciation	12.7	13.7	52.7
Gross Margin FAS 141 Depreciation	3.6	3.4	14.6
Total Gross Margin Depreciation	**16.3**	**17.1**	**67.3**
Historical Selling, General, and Admin Depreciation	0.7	0.7	3.0
FAS 141 Selling, General, and Admin Depreciation	0.2	0.2	0.7
Total Selling, General, and Admin Depreciation	**0.9**	**0.9**	**3.7**
Total FAS 141 Selling, General, and Admin Amortization	**4.1**	**3.8**	**15.4**
Intangible Asset Impairment Charge	**-**	**-**	**4.0**
Total Depreciation, Amortization, and Impairment	**$ 21.3**	**$ 21.8**	**$ 90.4**

UHS

21

Other Reconciliations ACCRUAL CAPEX RECONCILIATION LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q1 2009 Q1 2009 Cash used in Investing Activities $ 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 9.9 $ 52.4 - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - 4/+ Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 0.1 0.1 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (6.9) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 2.3 2.3 Accrual CAPEX $ 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 6.6 $ 47.9 ACQUISITIONS Certain Intellamed Assets $ - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - UHS by Parent - - - - - - - (335.1) - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - -Total Acquisitions $ - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ -